Exhibit 99.1 Galaxy Digital Inc. Historical Select Financial Data as of Q3 2025 The information contained in this supplement speaks only as of the particular date or dates included in the accompanying pages. Galaxy Digital Inc. (the "Company") does not undertake an obligation to, and disclaims any duty to, update any of the information provided. The information contained in this supplement contains certain financial and other information reproduced or derived from more comprehensive information contained in our periodic reports and other filings with the Securities and Exchange Commission ("SEC"). The information contained in this supplement is unaudited and is not intended as a substitute for, and should be read in the context of, the information contained in these other documents. In the event of any conflict, the information contained in our periodic reports and other filings with the SEC shall take precedence.

## Consolidated Statements of Operations (Unaudited)

| ($ in thousands) | Three Months Ended September 30, 2025 | June 30, 2025 | March 31, 2025 | December 31, 2024 | September 30, 2024 | June 30, 2024 | March 31, 2024 | Year Ended December 31, 2023 |
|---|---|---|---|---|---|---|---|---|
| **Consolidated** | | | | | | | | |
| ***Revenues and gains / (losses) from operations*** | | | | | | | | |
| Digital asset sales | $ 28,199,024 | $ 8,564,980 | $ 12,849,568 | $ 15,648,238 | $ 8,464,827 | $ 8,785,677 | $ 9,257,178 | $ 51,488,120 |
| Fees | 104,279 | 16,992 | 11,517 | 27,816 | 20,722 | 26,528 | 28,128 | 50,811 |
| Blockchain rewards | 52,199 | 41,162 | 71,112 | 84,761 | 48,099 | 37,680 | 10,274 | 5,685 |
| Proprietary mining | 1,171 | 944 | 11,236 | 15,430 | 11,435 | 16,312 | 20,128 | 33,121 |
| Revenues from contracts with customers | 28,356,673 | 8,624,078 | 12,943,433 | 15,776,245 | 8,545,083 | 8,866,197 | 9,315,708 | 51,577,737 |
| Blockchain rewards from non-customers | 2,612 | 5,243 | 5,364 | 2,423 | 1,944 | 674 | 2,910 | 982 |
| Lending | 42,586 | 32,234 | 27,409 | 29,085 | 23,630 | 16,020 | 16,754 | 48,060 |
| Revenues | 28,401,871 | 8,661,555 | 12,976,206 | 15,807,753 | 8,570,657 | 8,882,891 | 9,335,372 | 51,626,779 |
| Gains / (losses) from operations | 816,982 | 395,094 | (120,331) | 544,613 | 141,633 | (18,180) | 493,051 | 582,860 |
| **Revenues and gains / (losses) from operations** | **29,218,853** | **9,056,649** | **12,855,875** | **16,352,366** | **8,712,290** | **8,864,711** | **9,828,423** | **52,209,639** |
| ***Operating Expenses*** | | | | | | | | |
| Digital asset sales costs | 28,186,476 | 8,546,795 | 12,839,085 | 15,630,871 | 8,454,159 | 8,769,445 | 9,247,968 | 51,441,223 |
| Blockchain reward distributions | 41,674 | 33,382 | 56,446 | 60,760 | 39,330 | 29,829 | 379 | 2,565 |
| Borrowing costs | 51,535 | 41,710 | 33,838 | 37,466 | 26,632 | 18,779 | 17,883 | 18,171 |
| Mining and hosting costs | 846 | 741 | 5,534 | 11,909 | 10,013 | 10,466 | 15,255 | 20,772 |
| Other transaction expenses | 12,246 | 7,312 | 12,107 | 9,790 | 6,001 | 6,317 | 6,606 | 11,352 |
| Transaction expenses | 28,292,777 | 8,629,940 | 12,947,010 | 15,750,796 | 8,536,135 | 8,834,836 | 9,288,091 | 51,494,083 |
| Impairment of digital assets | 197,702 | 127,477 | 112,429 | 140,980 | 108,466 | 56,947 | 25,525 | 98,340 |
| Compensation and benefits | 85,048 | 64,969 | 56,953 | 85,977 | 57,290 | 61,253 | 61,071 | 219,256 |
| Notes interest expense | 14,415 | 14,240 | 14,071 | 9,683 | 7,105 | 7,040 | 6,976 | 27,285 |
| Depreciation and amortization | 7,397 | 7,458 | 13,591 | 13,416 | 13,008 | 10,956 | 9,500 | 22,945 |
| Other expenses | 77,269 | 46,172 | 103,643 | 221,913 | 29,426 | 32,358 | 30,306 | 93,564 |
| **Total operating expenses** | **28,674,608** | **8,890,256** | **13,247,697** | **16,222,765** | **8,751,430** | **9,003,390** | **9,421,469** | **51,955,473** |
| Notes payable - derivative | — | (125,150) | 89,606 | (16,583) | (2,858) | (2,573) | (9,713) | (9,603) |
| Other income / (expense), net | 957 | 918 | 672 | 166 | 783 | 1,612 | 213 | (135) |
| **Total other income / (expense)** | **957** | **(124,232)** | **90,278** | **(16,417)** | **(2,075)** | **(961)** | **(9,500)** | **(9,738)** |
| **Net income / (loss) for the period, before taxes** | **545,202** | **42,161** | **(301,544)** | **113,184** | **(41,215)** | **(139,640)** | **397,454** | **244,428** |
| Tax expense / (benefit) | 40,145 | 11,470 | (6,112) | (4,337) | (7,885) | (14,044) | 9,327 | 15,914 |
| **Net income / (loss) for the period** | **505,057** | **30,691** | **(295,432)** | **117,521** | **(33,330)** | **(125,596)** | **388,127** | **228,514** |
| **Other comprehensive income (loss), net of tax** | | | | | | | | |
| Change in fair value of cash flow hedges | (2,605) | — | — | — | — | — | — | — |
| **Other comprehensive income (loss)** | **(2,605)** | — | — | — | — | — | — | — |
| **Comprehensive income (loss)** | **$ 502,452** | **$ 30,691** | **$ (295,432)** | **$ 117,521** | **$ (33,330)** | **$ (125,596)** | **$ 388,127** | **$ 228,514** |

**Reconciliation to Adjusted EPS**

| | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| ***Basic EPS*** | | | | | | | | |
| Net income | 505,057 | 30,691 | (295,432) | 117,521 | (33,330) | (125,596) | 388,127 | 228,514 |
| Less: Net income attribuable to noncontrolling interest | 296,589 | 16,191 | (185,534) | 74,122 | (21,079) | (80,226) | 257,743 | 153,424 |
| Net income attributable to common shareholders | 208,468 | 14,500 | (109,898) | 43,399 | (12,251) | (45,370) | 130,384 | 75,090 |
| Weighted average number of Class A Common Stock shares | 174,709,471 | 143,103,474 | 127,863,254 | 126,382,071 | 125,360,919 | 122,305,203 | 109,230,850 | 105,677,379 |
| **Basic EPS** | **$ 1.19** | **$ 0.10** | **$ (0.86)** | **$ 0.34** | **$ (0.10)** | **$ (0.37)** | **$ 1.19** | **$ 0.71** |
| ***Diluted EPS*** | | | | | | | | |
| Net Income used to calculate basic income (loss) per share) | 208,468 | 14,500 | (109,898) | 43,399 | (12,251) | (45,370) | 130,384 | 75,090 |
| Additional income (loss) to calculate diluted income (loss) per share[1] | 14,688 | 16,191 | 0.00 | 81,292 | (21,079) | (80,226) | 0.00 | 0.00 |
| Net income (loss) used in the calculation of diluted income (loss) per share | 223,156 | 30,691 | (109,898) | 124,691 | (33,330) | (125,596) | 130,384 | 75,090 |
| Weighted average number of Class A Common Stock shares for the purposes of diluted income (loss) per share[1] | 221,463,809 | 371,717,071 | 127,863,254 | 365,354,895 | 341,208,036 | 338,212,221 | 123,184,071 | 114,858,040 |
| **Diluted EPS** | **$ 1.01** | **$ 0.08** | **$ (0.86)** | **$ 0.34** | **$ (0.10)** | **$ (0.37)** | **$ 1.06** | **$ 0.65** |
| ***Adjusted income (loss) per share*** | | | | | | | | |
| Net income used to calculate diluted EPS | 223,156 | 30,691 | (109,898) | 124,691 | (33,330) | (125,596) | 130,384 | 75,090 |
| Noncontrolling interest income, net of tax[2] | 253,139 | — | (185,534) | — | — | — | 257,743 | 153,424 |
| Net income used to calculate adjusted income (loss) per share | 476,295 | 30,691 | (295,432) | 124,691 | (33,330) | (125,596) | 388,127 | 228,514 |
| Weighted average number of Class A Common Stock shares for the purposes of diluted income (loss) per share | 221,463,809 | 371,717,071 | 127,863,254 | 365,354,895 | 341,208,036 | 338,212,221 | 123,184,071 | 114,858,040 |
| Noncontrolling interest weighted average shares outstanding | 202,646,202 | — | 215,862,343 | — | — | — | 215,928,474 | 215,921,721 |
| Weighted average number of Class A Common Stock shares for the purposes of Adjusted income (loss) per share | 424,110,011 | 371,717,071 | 343,725,597 | 365,354,895 | 341,208,036 | 338,212,221 | 339,112,545 | 330,779,761 |
| **Adjusted income (loss) per share** | **$ 1.12** | **$ 0.08** | **$ (0.86)** | **$ 0.34** | **$ (0.10)** | **$ (0.37)** | **$ 1.14** | **$ 0.69** |

[1] Difference between net income (loss) and share count used to calculate basic EPS and net income (loss) and share count used to calculate diluted EPS relates to additional income (loss) as well as incremental number of shares attributed to, share-based compensation, noncontrolling interest, and convertible notes if dilutive.

[2] In periods prior to the redomiciliation of Galaxy Digital Holdings LP, the noncontrolling interest income is assumed to have no incremental tax impact on the earnings per share.

| **Reconciliation to Non-GAAP Adjusted Gross Profit** | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| Revenues and gains / (losses) from operations | 29,218,853 | 9,056,649 | 12,855,875 | 16,352,366 | 8,712,290 | 8,864,711 | 9,828,423 | 52,209,639 |
| Less: Impairment of digital assets | 197,702 | 127,477 | 112,429 | 140,980 | 108,466 | 56,947 | 25,525 | 98,340 |
| Less: transaction expenses | 28,292,777 | 8,629,940 | 12,947,010 | 15,750,796 | 8,536,135 | 8,834,836 | 9,288,091 | 51,494,083 |
| **Adjusted gross profit** | **728,374** | **299,232** | **(203,564)** | **460,590** | **67,689** | **(27,072)** | **514,807** | **617,216** |

| **Reconciliation to Non-GAAP Adjusted EBITDA** | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| Net income | 505,057 | 30,691 | (295,432) | 117,521 | (33,330) | (125,596) | 388,127 | 228,514 |
| Equity based compensation | 22,057 | 18,783 | 10,014 | 24,242 | 17,713 | 23,257 | 20,532 | 86,174 |
| Notes interest and other expense | 14,415 | 12,042 | 16,269 | 11,770 | 9,107 | 8,863 | 8,593 | 32,113 |
| Taxes | 40,145 | 11,470 | (6,112) | (4,337) | (7,885) | (14,044) | 9,327 | 15,914 |
| Depreciation and amortization expense | 7,397 | 7,458 | 13,591 | 13,416 | 13,008 | 10,956 | 9,500 | 22,945 |
| Settlement expense | 1,810 | 1,557 | 3,977 | 182,462 | — | — | — | — |
| Unrealized (gain) / loss on notes payable - derivative | — | 125,150 | (89,606) | 16,582 | 2,859 | 2,573 | 9,713 | 9,603 |
| Mining related impairment loss / loss on disposal | 38,027 | 15 | 57,014 | — | — | | — | 1,682 |
| Other (income) / expense, net | (957) | (806) | (660) | (167) | (781) | (1,612) | (213) | 183 |
| Reorganization and domestication costs | 1,401 | 4,867 | 2,419 | 680 | 1,227 | 759 | 578 | 3,742 |
| **Adjusted EBITDA** | **629,352** | **211,227** | **(288,525)** | **362,169** | **1,918** | **(94,844)** | **446,157** | **400,870** |

## Statements of Operations by Segment
## (Unaudited)

| *($ in thousands)* | Three Monts Ended | | | | | | | Year Ended |
|---|---|---|---|---|---|---|---|---|
| | **September 30, 2025** | **June 30, 2025** | **March 31, 2025** | **December 31, 2024** | **September 30, 2024** | **June 30, 2024** | **March 31, 2024** | **December 31, 2023** |
| **Digital Assets** | | | | | | | | |
| ***Revenues and gains / (losses) from operations*** | | | | | | | | |
| Digital asset sales | $ 28,199,024 | $ 8,564,980 | $ 12,849,568 | $ 15,648,238 | $ 8,464,827 | $ 8,785,677 | $ 9,257,178 | $ 51,488,120 |
| Fees | 106,216 | 19,087 | 14,580 | 21,974 | 14,527 | 19,607 | 18,854 | 29,240 |
| Blockchain rewards | 56,918 | 42,550 | 80,700 | 80,941 | 53,590 | 37,142 | 8,251 | 3,230 |
| Proprietary mining | — | — | — | — | — | — | — | — |
| Revenues from contracts with customers | 28,362,158 | 8,626,617 | 12,944,848 | 15,751,153 | 8,532,944 | 8,842,426 | 9,284,283 | 51,520,590 |
| Blockchain rewards from non-customers | 2,350 | 1,205 | 1,055 | 1,308 | 960 | 674 | 2,910 | 982 |
| Lending | 33,236 | 27,923 | 25,626 | 27,251 | 21,905 | 15,873 | 15,376 | 43,919 |
| Revenues | 28,397,744 | 8,655,745 | 12,971,529 | 15,779,712 | 8,555,809 | 8,858,973 | 9,302,569 | 51,565,491 |
| Gains / (losses) from operations | 408,121 | 55,470 | 92,370 | 108,297 | 71,158 | (3,073) | 66,958 | 87,907 |
| **Revenues and gains / (losses) from operations** | **28,805,865** | **8,711,215** | **13,063,899** | **15,888,009** | **8,626,967** | **8,855,900** | **9,369,527** | **51,653,398** |
| ***Operating Expenses*** | | | | | | | | |
| Digital asset sales costs | 28,186,476 | 8,546,795 | 12,839,085 | 15,630,870 | 8,454,159 | 8,769,445 | 9,247,968 | 51,441,223 |
| Blockchain reward distributions | 46,872 | 38,321 | 67,766 | 63,448 | 44,590 | 33,099 | 5,594 | 3,069 |
| Borrowing costs | 47,771 | 6,437 | 5,789 | 13,933 | 5,762 | 1,948 | 4,009 | 8,825 |
| Mining and hosting costs | — | — | — | — | — | — | — | — |
| Other transaction expenses | 9,389 | 4,925 | 8,220 | 6,755 | 5,241 | 5,612 | 5,620 | 8,473 |
| Transaction expenses | 28,290,508 | 8,596,478 | 12,920,860 | 15,715,006 | 8,509,752 | 8,810,104 | 9,263,191 | 51,461,590 |
| Impairment of digital assets | 197,702 | 43,307 | 78,308 | 72,048 | 47,931 | 10,333 | 8,934 | 47,791 |
| Compensation and benefits | 57,945 | 45,347 | 38,826 | 47,250 | 41,026 | 45,374 | 42,275 | 148,909 |
| Notes interest expense | — | — | — | — | — | — | — | — |
| Depreciation and amortization | 3,812 | 3,560 | 3,555 | 3,389 | 3,568 | 3,182 | 1,307 | 4,344 |
| Other expenses | 21,778 | 25,058 | 18,821 | 20,908 | 15,835 | 17,932 | 14,050 | 44,854 |
| **Total operating expenses** | **28,571,745** | **8,713,750** | **13,060,370** | **15,858,601** | **8,618,112** | **8,886,925** | **9,329,757** | **51,707,488** |
| Notes payable - derivative | — | — | — | — | — | — | — | — |
| Other income / (expense), net | 272 | — | — | — | — | — | — | — |
| **Total other income / (expense)** | **272** | **—** | **—** | **—** | **—** | **—** | **—** | **—** |
| **Net income / (loss) for the period, before taxes** | **234,392** | **(2,535)** | **3,529** | **29,408** | **8,855** | **(31,025)** | **39,770** | **(54,090)** |
| Tax expense / (benefit) | — | — | — | — | — | — | — | — |
| **Net income / (loss) for the period** | **$ 234,392** | **$ (2,535)** | **$ 3,529** | **$ 29,408** | **$ 8,855** | **$ (31,025)** | **$ 39,770** | **$ (54,090)** |
| **Reconciliation to Non-GAAP Adjusted Gross Profit** | | | | | | | | |
| Revenues and gains / (losses) from operations | 28,805,865 | 8,711,215 | 13,063,899 | 15,888,009 | 8,626,967 | 8,855,900 | 9,369,527 | 51,653,398 |
| Less: impairment of digital assets | 197,702 | 43,307 | 78,308 | 72,048 | 47,931 | 10,333 | 8,934 | 47,791 |
| Less: transaction expenses | 28,290,508 | 8,596,478 | 12,920,860 | 15,715,006 | 8,509,752 | 8,810,104 | 9,263,191 | 51,461,590 |

| | | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| **Adjusted gross profit** | **317,655** | **71,430** | **64,731** | **100,955** | **69,284** | **35,463** | **97,402** | **144,017** |
| **Reconciliation to Non-GAAP Adjusted EBITDA** | | | | | | | | |
| Net income | 234,392 | (2,535) | 3,529 | 29,408 | 8,855 | (31,025) | 39,770 | (54,090) |
| Equity based compensation | 11,989 | 11,826 | 5,942 | 12,947 | 11,128 | 17,128 | 13,620 | 51,716 |
| Notes interest and other expense | — | — | — | — | — | — | — | — |
| Taxes | — | — | — | — | — | — | — | — |
| Depreciation and amortization expense | 3,812 | 3,560 | 3,555 | 3,389 | 3,568 | 3,182 | 1,307 | 4,344 |
| Settlement expense | — | — | — | — | — | — | — | — |
| Unrealized (gain) / loss on notes payable - derivative | — | — | — | — | — | — | — | — |
| Mining related impairment loss / loss on disposal | — | — | — | — | — | — | — | — |
| Other (income) / expense, net | (272) | 112 | 12 | — | — | — | — | 48 |
| Reorganization and domestication costs | — | — | — | — | — | — | — | — |
| **Adjusted EBITDA** | **249,921** | **12,963** | **13,038** | **45,744** | **23,551** | **(10,715)** | **54,697** | **2,018** |
| **Key Performance Metrics** | | | | | | | | |
| **Global Markets** | | | | | | | | |
| Loan book size (average) | 1,768,400 | 1,107,328 | 874,028 | 861,201 | 668,144 | 536,611 | 493,636 | 371,994 |
| Total trading counterparties | 1,532 | 1,445 | 1,381 | 1,328 | 1,280 | 1,212 | 1,161 | 1,052 |
| **Asset Management & Infrastructure Solutions** | | | | | | | | |
| Assets on Platform | | | | | | | | |
| ETFs | 3,902,542 | 3,326,798 | 2,598,011 | 3,482,253 | 2,589,448 | 2,392,210 | 2,729,560 | 1,588,611 |
| Alternatives | 4,858,571 | 2,404,948 | 2,079,150 | 2,182,916 | 2,046,078 | 2,111,247 | 5,088,712 | 3,584,341 |
| Assets under stake | 6,609,542 | 3,149,855 | 2,342,666 | 4,235,442 | 3,393,629 | 2,144,218 | 486,201 | 243,418 |

Statements of Operations by Segment (Unaudited) Three Months Ended Year Ended ($ in thousands) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Data Centers Revenues and gains / (losses) from operations Digital asset sales — — — — — — — — Fees — — — — — — — — Blockchain rewards — — — — — — — — Proprietary mining — — — — — — — — Revenues from contracts with customers — — — — — — — — Blockchain rewards from non-customers — — — — — — Lending 2,662 — — — — — Revenues 2,662 — — — — — — — Gains / (losses) from operations — — — — — — — — Revenues and gains / (losses) from operations 2,662 — — — — — — — Operating Expenses Digital asset sales costs — — — — — — — — Blockchain reward distributions — — — — — — — — Borrowing costs — — — — — — — — Mining and hosting costs — — — — — — — — Other transaction expenses — — — — — — — — Transaction expenses — — — — — — — — Impairment of digital assets — — — — — — — — Compensation and benefits 218 — 1,263 — — — — — Notes interest expense — — — — — — — — Depreciation and amortization — — 1,251 2,148 1,875 1,800 1,674 5,548 Other expenses 430 — 385 — — — — — Total operating expenses 648 — 2,899 2,148 1,875 1,800 1,674 5,548 Notes payable - derivative — — — — — — — — Other income / (expense), net 90 — — — — — — — Total other income / (expense) 90 — — — — — — — Net income / (loss) for the period, before taxes 2,104 — (2,899) (2,148) (1,875) (1,800) (1,674) (5,548) Tax expense / (benefit) — — — — — — — — Net income / (loss) for the period $ 2,104 $ 0 $ (2,899) $ (2,148) $ (1,875) $ (1,800) $ (1,674) $ (5,548) Reconciliation to Non-GAAP Adjusted Gross Profit Revenues and gains / (losses) from operations 2,662 — — — — — — — Less: digital asset impairment — — — — — — — — Less: transaction expenses — — — — — — — — Adjusted gross profit 2,662 — — — — — — —

Reconciliation to Non-GAAP Adjusted EBITDA Net income 2,104 — (2,899) (2,148) (1,875) (1,800) (1,674) (5,548) Equity based compensation 1,645 — 471 — — — — — Notes interest and other expense — — — — — — — — Taxes — — — — — — — — Depreciation and amortization expense — — 1,251 2,148 1,875 1,800 1,674 5,548 Settlement expense — — — — — — — — Unrealized (gain) / loss on notes payable - derivative — — — — — — — — Mining related impairment loss / loss on disposal — — — — — — — — Other (income) / expense, net (90) — — — — — — — Reorganization and domestication costs — — — — — — — — Adjusted EBITDA 3,659 — (1,177) — — — — —

## Statements of Operations by Segment
## (Unaudited)

| ($ in thousands) | Three Months Ended | | | | | | | Year Ended |
|---|---|---|---|---|---|---|---|---|
| | September 30, 2025 | June 30, 2025 | March 31, 2025 | December 31, 2024 | September 30, 2024 | June 30, 2024 | March 31, 2024 | December 31, 2023 |
| **Treasury and Corporate** | | | | | | | | |
| ***Revenues and gains / (losses) from operations*** | | | | | | | | |
| Digital asset sales | — | — | — | — | — | — | — | — |
| Fees | (1,937) | (2,095) | (3,063) | 5,842 | 6,195 | 6,921 | 9,274 | 21,571 |
| Blockchain rewards | (4,719) | (1,388) | (9,588) | 3,820 | (5,491) | 538 | 2,023 | 2,455 |
| Proprietary mining | 1,171 | 944 | 11,236 | 15,430 | 11,435 | 16,312 | 20,128 | 33,121 |
| Revenues from contracts with customers | (5,485) | (2,539) | (1,415) | 25,092 | 12,139 | 23,771 | 31,425 | 57,147 |
| Blockchain rewards from non-customers | 262 | 4,038 | 4,309 | 1,115 | 984 | — | — | — |
| Lending | 6,688 | 4,311 | 1,783 | 1,834 | 1,725 | 147 | 1,378 | 4,141 |
| Revenues | 1,465 | 5,810 | 4,677 | 28,041 | 14,848 | 23,918 | 32,803 | 61,288 |
| Gains / (losses) from operations | 408,861 | 339,624 | (212,701) | 436,316 | 70,475 | (15,107) | 426,093 | 494,953 |
| **Revenues and gains / (losses) from operations** | **410,326** | **345,434** | **(208,024)** | **464,357** | **85,323** | **8,811** | **458,896** | **556,241** |
| ***Operating Expenses*** | | | | | | | | |
| Digital asset sales costs | — | — | — | — | — | — | — | — |
| Blockchain reward distributions | (5,198) | (4,939) | (11,320) | (2,688) | (5,260) | (3,270) | (5,215) | (504) |
| Borrowing costs | 3,764 | 35,273 | 28,049 | 23,533 | 20,870 | 16,831 | 13,874 | 9,346 |
| Mining and hosting costs | 846 | 741 | 5,534 | 11,909 | 10,013 | 10,466 | 15,255 | 20,772 |
| Other transaction expenses | 2,857 | 2,387 | 3,887 | 3,035 | 760 | 705 | 986 | 2,879 |
| Transaction expenses | 2,269 | 33,462 | 26,150 | 35,789 | 26,383 | 24,732 | 24,900 | 32,493 |
| Impairment of digital assets | — | 84,170 | 34,121 | 68,932 | 60,535 | 46,614 | 16,591 | 50,549 |
| Compensation and benefits | 26,885 | 19,622 | 16,864 | 38,727 | 16,264 | 15,879 | 18,796 | 70,347 |
| Notes interest expense | 14,415 | 14,240 | 14,071 | 9,683 | 7,105 | 7,040 | 6,976 | 27,285 |
| Depreciation and amortization | 3,585 | 3,898 | 8,785 | 7,879 | 7,565 | 5,974 | 6,519 | 13,053 |
| Other expenses | 55,061 | 21,114 | 84,437 | 201,005 | 13,591 | 14,426 | 16,256 | 48,710 |
| **Total operating expenses** | **102,215** | **176,506** | **184,428** | **362,015** | **131,443** | **114,665** | **90,038** | **242,437** |
| Notes payable - derivative | — | (125,150) | 89,606 | (16,583) | (2,858) | (2,573) | (9,713) | (9,603) |
| Other income / (expense), net | **595** | **918** | **672** | **166** | **783** | **1,612** | **213** | **(135)** |
| **Total other income / (expense)** | **595** | **(124,232)** | **90,278** | **(16,417)** | **(2,075)** | **(961)** | **(9,500)** | **(9,738)** |
| **Net income / (loss) for the period, before taxes** | **308,706** | **44,696** | **(302,174)** | **85,925** | **(48,195)** | **(106,815)** | **359,358** | **304,066** |
| Tax expense / (benefit) | 40,145 | 11,470 | (6,112) | (4,337) | (7,885) | (14,044) | 9,327 | 15,914 |
| **Net income / (loss) for the period** | **$ 268,561** | **$ 33,226** | **$ (296,062)** | **$ 90,262** | **$ (40,310)** | **$ (92,771)** | **$ 350,031** | **$ 288,152** |
| **Reconciliation to Non-GAAP Adjusted Gross Profit** | | | | | | | | |
| Revenues and gains / (losses) from operations | 410,326 | 345,434 | (208,024) | 464,357 | 85,323 | 8,811 | 458,896 | 556,241 |
| Less: digital asset impairment | — | 84,170 | 34,121 | 68,932 | 60,535 | 46,614 | 16,591 | 50,549 |
| Less: transaction expenses | 2,269 | 33,462 | 26,150 | 35,789 | 26,383 | 24,732 | 24,900 | 32,493 |

Adjusted gross profit 408,057 227,802 (268,295) 359,636 (1,595) (62,535) 417,405 473,199 Reconciliation to Non-GAAP Adjusted EBITDA Net income 268,561 33,226 (296,062) 90,262 (40,310) (92,771) 350,031 288,152 Equity based compensation 8,423 6,957 3,601 11,295 6,585 6,129 6,912 34,458 Notes interest and other expense 14,415 12,042 16,269 11,770 9,107 8,863 8,593 32,113 Taxes 40,145 11,470 (6,112) (4,337) (7,885) (14,044) 9,327 15,914 Depreciation and amortization expense 3,585 3,898 8,785 7,879 7,564 5,974 6,519 13,054 Settlement expense 1,810 1,557 3,977 182,462 — — — — Unrealized (gain) / loss on notes payable - derivative — 125,150 (89,606) 16,582 2,859 2,572 9,713 9,603 Mining related impairment loss / loss on disposal 38,027 15 57,014 — — — — 1,682 Other (income) / expense, net (595) (918) (672) (167) (781) (1,612) (213) 135 Reorganization and domestication costs 1,401 4,867 2,419 680 1,227 759 578 3,742 Adjusted EBITDA 375,772 198,264 (300,386) 316,426 (21,634) (84,130) 391,460 398,853

Treasury & Corporate Net Digital Asset and Investment Exposure, Excluding Derivatives (Unaudited) Period ended ($ in thousands) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net Digital Asset Exposure Bitcoin $ 545,854 $ 762,863 $ 664,055 $ 707,737 $ 824,379 $ 707,752 $ 737,176 $ 505,243 Ether 257,624 151,882 152,181 249,527 176,190 188,404 251,812 214,449 SOL 251,127 87,364 64,312 118,319 90,248 124,909 129,446 — Other token exposure 249,703 161,478 31,352 161,159 199,329 166,989 213,112 148,494 Net Digital Asset Exposure 1,304,308 1,163,587 911,900 1,236,743 1,290,146 1,188,053 1,331,547 868,185 Venture and Fund Investments 646,395 636,040 605,208 542,713 484,194 495,171 475,057 458,199 Other Liquid Investments 190,715 70,877 53,444 68,481 14,592 10,228 11,428 15,310 Investment Exposure 837,110 706,917 658,652 611,194 498,786 505,399 486,485 473,509 Total Treasury & Corporate Net Digital Asset and Investment Exposure $ 2,141,418 $ 1,799,627 $ 1,517,108 $ 1,779,456 $ 1,774,340 $ 1,683,224 $ 1,806,604 $ 1,326,384

Consolidated Statements of Financial Position (Unaudited) ($ in thousands) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Assets Current assets Cash and cash equivalents $ 1,137,426 $ 691,331 $ 509,438 $ 462,103 $ 271,977 $ 314,033 $ 247,232 $ 316,610 $ 295,001 $ 301,625 $ 399,943 $ 542,101 $ 1,038,176 $ 1,073,854 $ 934,177 Digital intangible assets 3,785,085 3,186,098 2,123,860 2,547,581 2,367,770 1,851,966 1,853,704 972,429 821,069 834,149 693,645 362,383 654,036 593,602 1,679,217 Digital financial assets 322,949 369,649 514,479 359,665 103,447 83,125 102,744 74,386 131,824 275,194 141,363 199,632 191,292 251,540 362,220 Digital assets loan receivable, net of allowance 1,299,669 894,876 280,095 579,530 305,276 177,230 95,218 104,504 80,442 47,099 45,143 49,971 110,349 69,894 172,849 Assets posted as collateral 714,869 718,649 506,634 277,147 227,050 203,942 173,390 318,195 123,499 8,783 94,886 25,138 95,140 82,786 131,623 Investments 853,848 748,290 545,754 834,812 594,564 508,380 578,975 — — 17,878 — — — — — Derivative assets 152,579 134,907 128,353 207,653 141,961 153,470 341,336 173,209 45,442 69,083 92,209 18,763 23,909 29,718 45,744 Accounts receivable 71,953 41,393 28,864 55,279 30,309 82,646 169,739 60,929 54,535 65,146 41,794 30,874 41,057 86,591 137,570 Digital assets receivable 4,586 2,668 17,674 53,608 43,118 44,576 24,132 14,686 7,528 9,620 20,296 12,423 21,012 17,287 50,355 Loans receivable 635,371 529,021 407,966 476,620 398,510 404,991 402,722 377,105 247,276 316,647 188,976 62,611 76,028 131,045 303,534 Prepaid expenses and other assets 78,851 39,898 29,884 26,892 31,452 26,643 34,724 36,924 54,285 33,305 31,438 33,870 52,272 63,075 34,228 Total current assets 9,057,186 7,356,780 5,093,001 5,880,890 4,515,434 3,851,002 4,023,916 2,448,977 1,860,901 1,978,529 1,749,693 1,337,766 2,303,271 2,399,392 3,851,517 Non-current assets Digital intangible assets 56,500 3,014 15,030 20,979 56,789 22,372 52,859 41,356 — — — — — — — Digital assets receivable 16,846 3,397 1,996 7,112 7,015 3,854 18,065 6,174 3,537 4,378 7,403 5,154 11,172 6,072 35,737 Digital assets loan receivable, non-current 0.00 0.00 0.00 0.00 18,376 12,881 — — — — — — — — — Investments 1,252,354 863,653 736,060 808,694 704,542 800,315 822,412 735,103 586,513 589,878 683,680 588,558 743,156 725,422 1,008,759 Loans receivable, non-current 7,300 6,675 56,800 — — — — 10,259 113,792 18,698 100,150 100,977 — — — Property and equipment, net 874,059 596,120 262,216 237,038 220,303 225,290 227,193 213,348 212,419 205,638 192,940 188,019 140,619 149,072 94,736 Other non-current assets 195,812 194,078 113,052 107,105 115,083 108,518 93,411 94,806 106,210 101,177 100,472 75,755 39,563 49,847 41,553 Goodwill 62,659 62,234 58,037 58,037 49,450 44,257 44,257 44,257 44,257 44,257 45,278 24,645 24,645 24,645 24,645 Total non-current assets 2,465,530 1,729,171 1,243,191 1,238,965 1,171,558 1,217,487 1,258,197 1,145,303 1,066,728 964,026 1,129,923 983,108 959,155 955,058 1,205,430 Total Assets $ 11,522,716 $ 9,085,951 $ 6,336,192 $ 7,119,855 $ 5,686,992 $ 5,068,489 $ 5,282,113 $ 3,594,280 $ 2,927,629 $ 2,942,555 $ 2,879,616 $ 2,320,874 $ 3,262,426 $ 3,354,450 $ 5,056,947 Liabilities and Equity Current liabilities Derivative liabilities 67,400 86,364 89,702 165,858 112,136 118,770 395,835 160,642 39,737 47,371 81,325 16,568 19,334 41,854 31,654 Accounts payable and accrued liabilities 421,355 226,080 270,468 281,531 196,855 193,841 192,441 140,376 132,877 118,492 113,052 120,955 119,823 133,891 110,213 Digital assets borrowed 3,055,182 2,836,370 1,760,455 1,497,609 1,163,768 950,178 975,582 398,277 272,239 355,092 308,338 170,566 501,119 425,108 864,525 Payable to customers 87,249 16,324 19,288 19,520 96,864 94,816 80,740 3,442 3,446 11,905 13,876 9,591 22,771 142,936 138,119 Loans payable 316,916 348,214 345,249 510,718 248,818 211,384 275,415 93,069 51,565 1,546 3,058 — 112,528 105,783 129,236 Collateral payable 2,547,179 1,869,501 943,513 1,399,655 1,154,471 811,656 684,838 581,362 520,618 440,184 349,976 131,506 206,187 189,615 755,315 Other current liabilities 235,161 88,613 73,358 13,034 166,879 116,973 116,014 40,936 50,579 7,468 11,148 8,090 19,372 37,988 81,295 Total current liabilities 6,730,442 5,471,466 3,502,033 3,887,925 3,139,791 2,497,618 2,720,865 1,418,104 1,071,061 982,058,000 880,773 457,276 1,001,134 1,077,175 2,110,357 Non-current Liabilities Notes payable 1,150,287 725,571 763,798 845,186 434,306 427,679 421,405 408,053 395,896 393,465 389,213 384,515 425,629 424,842 472,361 Digital assets borrowed, non-current 9,580 8,564 6,603 — — — — — — — — — — — — Other non-current liabilities 460,088 256,132 162,114 192,392 60,796 68,555 59,794 56,952 53,157 59,430 63,975 62,889 32,517 27,668 19,785 Total non-current liabilities 1,619,955 990,267 932,515 1,037,578 495,102 496,234 481,199 465,005 449,053 452,895 453,188 447,404 458,146 452,510 492,146 Total Liabilities 8,350,397 6,461,733 4,434,548 4,925,503 3,634,893 2,993,852 3,202,064 1,883,109 1,520,114 1,434,953 1,333,961 904,680 1,459,280 1,529,685 2,602,503 Equity Unit holders capital 1,762,366 1,506,321 1,901,644 2,194,352 2,052,099 2,074,637 2,080,049 1,711,171 1,407,515 1,507,602 1,545,655 1,416,194 1,746,494 1,774,695 2,306,684 Non-controlling interest 1,409,953 1,117,897 — — — — — — — — — — 56,652 50,070 147,760 Total Equity 3,172,319 2,624,218 1,901,644 2,194,352 2,052,099 2,074,637 2,080,049 1,711,171 1,407,515 1,507,602 1,545,655 1,416,194 1,803,146 1,824,765 2,454,444 Total Liabilities and Equity $ 11,522,716 $ 9,085,951 $ 6,336,192 $ 7,119,855 $ 5,686,992 $ 5,068,489 $ 5,282,113 $ 3,594,280 $ 2,927,629 $ 2,942,555 $ 2,879,616 $ 2,320,874 $ 3,262,426 $ 3,354,450 $ 5,056,947

Statements of Financial Position by Segment (Unaudited) ($ in thousands) Septmeber 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Digital Assets Total assets 8,442,765 3,575,486 3,169,254 3,723,814 2,751,744 2,514,739 2,877,544 1,978,031 Total liabilities 7,176,351 3,037,783 2,691,823 3,163,499 2,336,957 2,135,670 2,444,245 1,679,765 Data Centers Total assets 1,414,863 771,907 264,600 199,694 191,909 196,061 157,602 114,529 Total liabilities 660,573 33,144 — — — — — — Treasury and Corporate Total assets 1,665,088 4,738,558 2,902,338 3,196,347 2,743,339 2,357,688 2,246,967 1,501,720 Total liabilities 513,473 3,390,806 1,742,725 1,762,004 1,297,936 858,182 757,819 203,344 Consolidated Total assets 11,522,716 9,085,951 6,336,192 7,119,855 5,686,992 5,068,488 5,282,113 3,594,280 Total liabilities 8,350,397 6,461,733 4,434,548 4,925,503 3,634,893 2,993,852 3,202,064 1,883,109